UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2007

VISANT CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	333-120386	90-0207604
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

357 Main Street
Armonk, New York 10504	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (914) 595-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

To address a potentially confusing news release by a third party news service, the Registrant hereby advises that Visant Holding Corp. and Visant Corporation filed registration statements on May 7, 2007 with respect to prospectuses to be used in market-making transactions by Credit Suisse Securities (USA) LLC (“Credit Suisse”), an affiliate of Visant Holding Corp. and Visant Corporation, for the 10-1/4% Senior Discount Notes due 2013 of Visant Holding Corp. and 7-5/8% Senior Subordinated Notes due 2012 of Visant Corporation.  These notes are existing registered securities of Visant Holding Corp. and Visant Corporation, respectively, issued in December 2003 and October 2004, respectively, and are not new issuances of debt securities.   Credit Suisse will use the prospectuses in connection with offers and sales of the registered securities in market-making transactions effected from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT CORPORATION

Date: May 8, 2007	/s/ MARIE D. HLAVATY
Marie D. Hlavaty
Vice President, General Counsel